                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]

SEEKING TOTAL RETURN, A COMBINATION OF CAPITAL GROWTH AND INCOME, PRINCIPALLY THROUGH AN INTERNATIONALLY DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES.

KEMPER
INTERNATIONAL FUND

         "... We focus on an industry's long-term prospects for change, because change can create opportunities ... These can be both growth and value companies, and we're not restricting ourselves to purely large-cap companies, either. As we uncover opportunities in several niches, the fund is more diversified across sector and market cap than it was last year at this time. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
9
Largest Holdings
10
Portfolio of Investments
17
Financial Statements
19
Notes to Financial Statements
23
Financial Highlights
25
Report of Independent Auditors
26
Tax Information

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 1999
(UNADJUSTED FOR ANY SALES CHARGE)
--------------------------------------------------------------------------------
                                  [BAR GRAPH]

Class A                                           23.47%
Class B                                           22.50%
Class C                                           22.49%
Lipper International Funds Category Average*      25.56%

--------------------------------------------------------------------------------
RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN
 NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGE HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.


--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                   AS OF      AS OF
                                  10/31/99   10/31/98
--------------------------------------------------------------------------------
    KEMPER INTERNATIONAL FUND
    CLASS A                         $12.85     $12.10
--------------------------------------------------------------------------------
    KEMPER INTERNATIONAL FUND
    CLASS B                         $12.50     $11.90
--------------------------------------------------------------------------------
    KEMPER INTERNATIONAL FUND
    CLASS C                         $12.51     $11.91
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND
RANKINGS AS OF 10/31/99*
--------------------------------------------------------------------------------
 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER INTERNATIONAL FUNDS CATEGORY

                    CLASS A       CLASS B    CLASS C
--------------------------------------------------------------------------------
    1-YEAR          #328 OF       #365 OF    #366 OF
                   591 FUNDS     591 FUNDS  591 FUNDS
--------------------------------------------------------------------------------
    5-YEAR          #82 OF        #117 OF    #113 OF
                   217 FUNDS     217 FUNDS  217 FUNDS
--------------------------------------------------------------------------------
    10-YEAR     #23 OF 42 FUNDS     N/A        N/A
--------------------------------------------------------------------------------
    15-YEAR      #1 OF 15 FUNDS     N/A        N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
 DURING THE YEAR ENDED OCTOBER 31, 1999, KEMPER INTERNATIONAL FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                             CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
    LONG-TERM CAPITAL GAIN     $1.81     $1.81     $1.81
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUNDS' STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[MORNINGSTAR EQUITY STYLE BOX]

Source: Data provided by Morningstar, Inc. The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED KEMPER INTERNATIONAL FUND IN THE FOREIGN STOCK CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

BOTTOM-UP INVESTMENT STYLE An investment style that assesses the performance of individual companies before considering the impact of economic trends. The companies may be identified from research reports, stock screens or personal knowledge of the products and services. This approach, which is the opposite of "top-down" investing, assumes that individual companies can do well even if the industry as a whole may not be performing well.

CYCLICAL STOCK A stock within an industry whose earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples are automobiles, housing, paper and steel. Noncyclical industries, such as food, insurance and drugs, are normally not as directly affected by economic changes.

OVER/UNDERWEIGHTING The allocation of assets -- usually by sector, industry or country -- within a portfolio relative to a benchmark index (e.g., the MSCI EAFE index) or an investment universe.

RESTRUCTURING Implementation of major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments and the sale of noncore businesses are all developments frequently associated with corporate restructuring.

ECONOMIC OVERVIEW

Scudder Kemper Investments, the investment manager for Kemper Funds, is one of the largest and most experienced investment management organizations in the world, managing more than $290 billion in assets for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors and individuals. Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities based on a combination of proprietary research and disciplined, long-term investment strategies.


DEAR KEMPER FUNDS SHAREHOLDER:

    Markets have been aquiver about inflation risks. Growth in the United States continues to exceed most expectations. Labor markets are visibly tight. These are the precursors to inflation -- everybody knows it.

    Everybody except us, that is. We don't buy it in principle, and reality is proving our theory correct.

    First, let's look at growth. The traditional economic view is that growth causes inflation. Today, we're seeing exactly the opposite: Low inflation is causing growth. Low inflation keeps interest rates down, and low interest rates spur investment by making borrowing money cheap. Investment allows companies to add capacity, keeping competition fierce. As a result, companies aren't raising prices; they're competing for business by keeping goods attractive and prices low. That's true for the old economy, in which consumers were buying t-shirts, and the new economy, in which consumers are buying Internet services. Everywhere they look, consumers see bargains -- in the malls, in the auto showrooms, at the mortgage companies.

    As for tight labor markets, the traditional economic view is that tight labor -- i.e., many "help-wanted" signs -- forces companies to pay a premium for talent. That, in turn, forces companies to raise their prices in order to protect their profits. And raising prices results in inflation. In contrast, we believe that tight labor markets won't cause wages to surge. Why?

    To start with, temporary agencies have proliferated, accounting for 2.2 percent of jobs, up from 0.5 percent in the early 1980s. They get just the right amount and type of labor to the right spot at the right time to get the job done.

    Immigration also keeps a lid on wage rates, since it replenishes the work force much faster than births. Immigration is at its highest level ever; an amazing 10 percent of the population is foreign-born. Nearly 1 million people enter the United States legally each year, and another 300,000 just show up. When they get here, they look for jobs. And often, they're willing to accept lower-paying jobs than the average citizen.

    Finally, and perhaps most importantly, wage rates are kept in check by executives' intense profit focus. Payroll is a company's biggest expense. When payroll skyrockets, profits decline -- and that would be bad for a CEO who promised Wall Street double-digit earnings growth from now to the end of time. If investors are disappointed in earnings growth, they sell their stock. And when they sell their stock, the stock options that are an essential part of many executives' compensation are as valuable as scrap paper.

    Supporting our theory are two distinct and important sets of data released in late October: The Bureau of Economic Analysis released its third-quarter estimate of gross domestic product (GDP), the value of all goods and services produced in the United States, and the Bureau of Labor Statistics released its employment cost index (ECI), which measures what employers pay for their workers' wages, salaries and benefits.

    GDP grew at a 4.8 percent rate in the third quarter, up sharply from the revised 1.9 percent second-quarter pace and just slightly above the consensus estimate of 4.7 percent.

    At the same time, however, the ECI rose by 0.8 percent in the July-September period, down from a 1.1 percent increase in the second quarter. The third-quarter gain also was lower than the 0.9 percent increase forecast by economists in a Reuters poll. (The report, by the way, is said to be one of the favorites of Federal Reserve Chairman Alan Greenspan, who uses it as a key indicator of inflation pressures in the world's largest economy.)

    In essence, then, the U.S. economy posted its strongest growth so far this year in the third quarter, while wage costs remained tame. The combination of strong consumer demand and the lowest unemployment in a generation just isn't igniting wage-driven inflation.

    Nevertheless, the Federal Reserve Board raised the federal funds rate and the discount rate by one quarter of a point (0.25%) each at its Nov. 16 meeting. Do we think the Fed made a bad decision? Actually, no.

    First, the Fed has to guard against the possibility that the old relationship between growth and inflation will soon reassert itself. Even if the Fed shared our belief that

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

    The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                     NOW (11/30/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                     --------------          ------------            ----------            -----------
10-year Treasury rate(1)                   6.00                   5.50                   4.80                   5.90
Prime rate(2)                              8.50                   7.75                   8.00                   8.50
Inflation rate(3)*                         2.60                   2.30                   1.50                   2.00
The U.S. dollar(4)                         -0.7                   -0.9                   1.20                   9.40
Capital goods orders(5)*                  12.60                   2.50                   -0.6                   6.40
Industrial production(5)*                  3.30                   2.90                   3.50                   6.90
Employment growth(6)*                      2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*DATA AS OF 10/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

strong consumer demand and low unemployment isn't igniting wage-driven inflation, the organization wouldn't be doing its job if it didn't act in the face of any possibility that inflation might reassert itself.
    More important, the Fed has to be concerned about the explosion in credit we've seen during the last year. Almost everyone but Uncle Sam has been loading up on debt. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have taken out bigger mortgages on their houses and new home equity loans. Equity shareholders have ramped up their margin debt. Financial institutions have issued record amounts of new paper to fund their aggressive growth. The Fed's decision to raise interest rates, thereby making borrowing costlier, should take the frenzy out of this borrowing binge. That is a good thing for future financial stability.
    Indeed, the early positive market reaction to the Fed's move suggests that the markets share our views that the Fed made the right decision.
    Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. the opinions and forecasts expressed are those of the economic advisors of Scudder Kemper Investments, Inc. as of November 18, 1999, and may not actually come to pass. this information is subject to change. no part of this material is intended as an investment recommendation.

To obtain a Kemper Funds prospectus, download one from www.kemper.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

PERFORMANCE UPDATE

[CHENG PHOTO]

LEAD PORTFOLIO MANAGER IRENE CHENG JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1993. PRIOR TO THAT, SHE WORKED IN MERCHANT BANKING AS AN EQUITY ANALYST, AND IN OPERATIONS, FINANCE AND CORPORATE PLANNING. CHENG RECEIVED A BACHELOR'S DEGREE SUMMA CUM LAUDE FROM HARVARD/RADCLIFFE COLLEGE, A MASTER'S DEGREE FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY AND AN M.B.A. FROM HARVARD BUSINESS SCHOOL.

[SLENDEBROEK PHOTO]
A NATIVE OF THE NETHERLANDS, PORTFOLIO MANAGER MARC SLENDEBROEK JOINED THE FIRM'S LONDON OFFICE IN 1994. HE FOCUSES ON THE EUROPEAN COMPONENT OF THE PORTFOLIO.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

OVER THE PAST 12 MONTHS, DEVELOPED INTERNATIONAL EQUITY MARKETS HAVE BEEN NOTICEABLY STRENGTHENING. WHILE JAPANESE EQUITIES EXPERIENCED A LONG-AWAITED REBOUND, EUROPE EMBARKED ON AN ECONOMIC RECOVERY. CHALLENGES CERTAINLY REMAIN; LEAD PORTFOLIO MANAGER IRENE CHENG REVIEWS THE PERIOD AND SHARES HER OUTLOOK FOR INTERNATIONAL EQUITY MARKETS.

Q     WHAT ARE SOME OF THE MAJOR EVENTS THAT SHAPED INTERNATIONAL EQUITY MARKETS
OVER THE PAST 12 MONTHS?

A     The recovery in the global economy has fueled a rally in stock prices in virtually all areas of the world. In recent months, though, the fear that stronger growth will lead to higher interest rates has capped the market's advance and has increased volatility. Last fall, the U.S. Federal Reserve cut interest rates three times to remedy a looming credit crunch. Europe's central bank followed, cutting rates to stimulate slowing gross-domestic-product (GDP) growth. With lower interest rates, liquidity spilled into the world's equity markets, boosting the MSCI World index.*

  Then, in the first quarter of 1999, early signs of economic turnaround and corporate restructuring lured investors into the Japanese market they had virtually abandoned five years earlier. By the end of the first quarter, the MSCI Japan index+ had risen 12.23 percent. On the other hand, despite high hopes for the introduction of the euro, European markets stumbled just as Japan was picking up. Expectations for the success of the euro had been unrealistically high and the new currency suffered marked depreciation.

  Although the overall trend in international markets has been positive since our April 30 report, volatility has been high. The cause of the fluctuation seems to be uncertainty about the direction of the global economy. Throughout the summer, market participants continued to weigh the impact of higher interest rates and stronger corporate-earnings growth. In August, the markets absorbed the impact of a U.S. interest-rate increase, then rallied briefly on the belief that no further rate hikes would be forthcoming. By late in the month, however, investors once again focused on the potential for another increase.

  Despite the volatility, the overall economic backdrop is quite positive today. Japanese equities have continued to rebound, with signs of an economic recovery and the growing influence of corporate restructuring attracting foreign investors and pushing up the value of the yen. Economic growth has been picking up over the course of the year in Europe as well.

  Still, at this time, we continue to see reasons for caution around the world. Although a pickup in growth should, at long last, put the wind at the back of European businesses, the potential for higher rates on the continent might remain a cause for concern into next year. It remains to be seen how much of Japan's nascent recovery has been driven by government stimulus programs, which cannot be sustained at current levels without harmful increases to the country's debt load.

PERFORMANCE UPDATE

* MSCI WORLD INDEX IS A MORGAN STANLEY INDEX THAT INCLUDES STOCKS TRADED IN EUROPE, AUSTRALIA, THE FAR EAST, PLUS THE U.S., CANADA AND SOUTH AFRICA, WEIGHTED BY CAPITALIZATION. THIS INDEX REPRESENTS ASSET TYPES WHICH ARE SUBJECT TO RISK, INCLUDING LOSS OF PRINCIPAL. INVESTORS CANNOT MAKE INVESTMENTS IN THE INDEX.

+ MSCI JAPAN INDEX IS A MORGAN STANLEY INDEX THAT INCLUDES STOCKS TRADED ON THE
  TOKYO STOCK EXCHANGE WEIGHTED BY CAPITALIZATION. THIS INDEX REPRESENTS ASSET TYPES WHICH ARE SUBJECT TO RISK, INCLUDING LOSS OF PRINCIPAL. INVESTORS CANNOT MAKE INVESTMENTS IN THE INDEX.

Q     WHEN YOU ARE LOOKING FOR STOCKS THAT WILL SUCCEED IN THIS ENVIRONMENT,
WHAT ARE YOU CONCENTRATING ON, AND WHERE HAVE YOU FOUND MOST OPPORTUNITIES?

A     First and foremost, we focus on an industry's long-term prospects for change, because change can create opportunities. The change itself can take many forms. It can mean old companies that are restructuring to meet the needs of the marketplace or operate more efficiently. Or it can be great new growth companies that are supporting a change in the technology industry. These can be both growth and value companies, and we're not restricting ourselves to purely large-cap companies, either. As we uncover opportunities in several niches, the fund is more diversified across sector and market cap than it was last year at this time. Of course, after a stock catches our eye, we look carefully at its specific fundamentals and valuation.

  At the end of the fiscal year, about one-third of the portfolio was invested in technology and tech-related stocks. That is an overweight (see Terms To Know on page 2) to our benchmark index, and it includes everything from semiconductor stocks to stakes in telecommunication companies that offer alternative ways to deliver voice and data. We're very interested in Internet stocks as well. On the other hand, we have exposure to the older industries of Europe and Japan that are restructuring (see Terms To Know on page 2) to become more competitive. We also have a strong weighting in the Japanese financial sector, both banking and brokerage firms. We are light on European banks, though we have recently increased our European insurance holdings.

  Keep in mind that because we follow a bottom-up investment (see Terms To Know on page 2) process, the global economic background isn't the first step to our investment process. Our country weightings reflect where we find interesting investment opportunities, rather than a deliberate attempt to invest in or avoid a particular region.

Q     KEMPER INTERNATIONAL FUND IS UP 23.47 PERCENT (CLASS A SHARES UNADJUSTED
FOR SALES CHARGE) FOR THE 12-MONTH PERIOD ENDING OCTOBER 31, 1999. HOW DOES THAT COMPARE WITH THE FUND'S BENCHMARK, THE MSCI EAFE INDEX?

A     We basically matched the MSCI EAFE,* which returned 23.37 percent, though the race was uneven. Last fall, the fund was defensively positioned and had a very low weighting in Japan, a market that rallied heartily through the first six months of the period. The MSCI EAFE, which holds a sizable Japanese weighting, benefited from that country's performance. By the summer, we had increased Japanese holdings substantially. The Japanese market was strong in the last quarter of the fiscal year, making it the leader among developed markets. Thanks to good sector exposure and strong stock picking, we caught up to the benchmark by fiscal year-end.

* MSCI EAFE INDEX (MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE AUSTRAL-ASIA FAR EAST INDEX) IS AN UNMANAGED INDEX GENERALLY ACCEPTED AS A BENCHMARK FOR MAJOR OVERSEAS MARKETS. INVESTORS CANNOT MAKE INVESTMENTS IN THE INDEX.

Q     WHAT ARE SOME OF THE THEMES DRIVING INTERNATIONAL EQUITIES TODAY?

A     The portfolio was boosted by many holdings that were the subject of takeover bids, and from many that were lifted when other companies in similar industries announced deals. A case in point is the September announcement of a proposed three-way merger in the Japanese financial industry among Fuji Bank, Industrial Bank of Japan and Dai-Ichi Kangyo Bank. Although Fuji is the only one of the three we own directly, our other holdings in the Japanese financial sector responded strongly based on hopes that meaningful reform has begun.

  In Europe, consolidation continues to accelerate, and we have benefited from many sides of the deals. Carrefour (a fund holding) recently offered to merge with Promodes, combining two of the biggest players in the food retailing industry. And, in late October, one of the fund's top ten holdings, British cellular operator Orange, agreed to be acquired by the large German telecommunications firm Mannesmann.

  Cyclicals (see Terms To Know on page 2) have been strong for us in both Europe and Japan. We are more interested in Japanese cyclicals, where expectations have not run very high; investors are more confident about the continuing growth of the European economy, so European cyclicals are priced more fully. Some of our favorite cyclicals include Rio Tinto (the premier global mining

PERFORMANCE UPDATE

company), Siemens in Germany, as well as NEC, Hitachi and Nissan Motors in Japan.

Q     PLEASE SHARE SOME TOP-PERFORMING HOLDINGS, AND PERHAPS SOME
DISAPPOINTMENTS?

A     As I mentioned, our Japanese holdings have done extremely well for us, particularly in the financial sector. Japanese telecom has also contributed enormously, particularly the cellular telephone company NTT Mobile Communications Network, Inc. I would say that cellular stocks have done well in both Japan and Europe. Japanese technology stocks also soared in the last part of the period.

  The portfolio has also responded well to the recent consolidation trend in Europe and Japan. As I mentioned earlier, Fuji Bank was recently involved in a three-way merger in the banking industry. Our Sakura Bank holding soared upwards on rumors and then the confirmations that the bank planned to merge with Sumitomo Trust & Banking Co., Ltd.

  We haven't experienced many disappointments since we repositioned the portfolio in the latter half of the period. Reuters Group, the British news and information service firm, fell significantly. The underlying fundamentals are fine, but the firm had done a poor job of communicating with analysts and suffered because of it.

Q     WHAT IS YOUR OUTLOOK FOR WORLD MARKETS, AND WHAT MIGHT POSE THREATS TO
THIS OUTLOOK?

A     We remain optimistic about the restructuring and consolidation themes I mentioned earlier. These will continue to provide a strong underpinning for the foreign markets, and will give bottom-up investors the opportunity to take advantage of the positive performance of the many individual companies that are poised to benefit from the ongoing process of secular change. That said, we believe some caution is warranted: global stock markets have come a long way in the past 12 months, and are vulnerable to larger-than-expected jumps in interest rates.

PERFORMANCE UPDATE

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED OCTOBER 31, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)


--------------------------------------------------------------------------------------------
    KEMPER INTERNATIONAL FUND CLASS A   16.35%    9.12%     8.70%     12.11% (since 5/21/81)
--------------------------------------------------------------------------------------------
    KEMPER INTERNATIONAL FUND CLASS B   19.50     9.31       N/A       9.50  (since 5/31/94)
--------------------------------------------------------------------------------------------
    KEMPER INTERNATIONAL FUND CLASS C   22.49     9.47       N/A       9.65  (since 5/31/94)
--------------------------------------------------------------------------------------------

                                  [LINE GRAPH]

KEMPER INTERNATIONAL FUND CLASS A

Growth of an assumed $10,000 investment in Class A shares from 5/31/81 to 10/31/99

                                                  KEMPER INTERNATIONAL                                     U.S. CONSUMER PRICE
                                                      FUND CLASS A1             MSCI EAFI INDEX+                 INDEX++
                                                  --------------------          ----------------           -------------------
5/31/81                                                    9424                       10000                       10000
                                                           9390                        9974                       10465
                                                           9659                        9888                       10870
                                                          12357                       12322                       11283
                                                          11233                       13291                       11729
                                                          17515                       20830                       12171
12/31/86                                                  25247                       35398                       12309
                                                          26874                       44224                       12851
                                                          31510                       56867                       13416
                                                          37361                       63007                       14039
                                                          34561                       48392                       14896
                                                          37714                       54440                       15353
                                                          35909                       47989                       15793
12/31/93                                                  48711                       63799                       16232
                                                          46763                       68942                       16666
                                                          52823                       76906                       17078
                                                          61829                       81797                       17657
                                                          67396                       83481                       17958
                                                          72709                      100455                       18247
10/31/99                                                  82327                      113362                       18782

                                  [LINE GRAPH]

KEMPER INTERNATIONAL FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 5/31/94 to 10/31/99

                                                  KEMPER INTERNATIONAL                                     U.S. CONSUMER PRICE
                                                      FUND CLASS B1             MSCI EAFE INDEX+                 INDEX++
                                                  --------------------          ----------------           -------------------
5/31/94                                                   10000                       10000                       10000
                                                           9761                       10063                       10149
12/31/95                                                  10929                       11226                       10400
                                                          12677                       11940                       10753
12/31/97                                                  13684                       12186                       10936
                                                          14614                       14663                       11112
10/31/99                                                  16360                       16547                       11438

                                  [LINE GRAPH]

KEMPER INTERNATIONAL FUND CLASS C

Growth of an assumed $10,000 investment in Class C shares from 5/31/94 to 10/31/99

                                                  KEMPER INTERNATIONAL                                     U.S. CONSUMER PRICE
                                                      FUND CLASS C1             MSCI EAFE INDEX+                 INDEX++
                                                  --------------------          ----------------           -------------------
5/31/94                                                   10000                       10000                       10000
                                                           9761                       10063                       10149
12/31/95                                                  10929                       11226                       10400
                                                          12681                       11940                       10753
12/31/97                                                  13688                       12186                       10936
                                                          14618                       14663                       11112
10/31/99                                                  16477                       16547                       11438

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND, FOR CLASS A SHARES, ADJUSTMENT FOR THE MAXIMUM SALES CHARGE OF 5.75% AND FOR CLASS B SHARES, ADJUSTMENT FOR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 3%, CLASS C SHARES HAVE NO ADJUSTMENT FOR SALES CHARGE. THE MAXIMUM CDSC FOR CLASS B SHARES IS 4%. FOR CLASS C SHARES, THERE IS A 1% CDSC ON CERTAIN REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASE. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGES WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

(1) PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. IN COMPARING KEMPER INTERNATIONAL FUND CLASS A SHARES WITH THE MSCI EAFE INDEX, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGE IS REFLECTED IN THE PERFORMANCE OF THE INDEX.

+ THE MSCI EAFE INDEX (MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA ASIA, FAR EAST INDEX) IS AN UNMANAGED INDEX GENERALLY ACCEPTED AS A BENCHMARK FOR MAJOR OVERSEAS MARKETS. SOURCE IS WIESENBERGER.

++ THE U.S. CONSUMER PRICE INDEX IS A STATISTICAL MEASURE OF CHANGE, OVER TIME, IN THE PRICES OF GOODS AND SERVICES IN MAJOR EXPENDITURE GROUPS FOR ALL URBAN CONSUMERS. SOURCE IS WIESENBERGER.

LARGEST HOLDINGS

KEMPER INTERNATIONAL FUND'S TOP 20 HOLDINGS*
A comparison of the fund's top 20 holdings on October 31, 1999, with its top 20 holdings on October 31, 1998

                       AT 10/31/99                          AT 10/31/98
             HOLDINGS               PERCENT       HOLDINGS               PERCENT
-------------------------------------------       ------------------------------
1.           NTT MOBILE               2.5%        NOVARTIS                 3.6%
             COMMUNICATIONS
             NETWORK
-------------------------------------------       ------------------------------
2.           ELF AQUITAINE            2.3%        BRITISH TELECOM          3.6%
-------------------------------------------       ------------------------------
3.           ORANGE                   2.0%        GROUPE DANONE            3.4%
-------------------------------------------       ------------------------------
4.           NOKIA                    1.9%        GLAXO WELLCOME           3.4%
-------------------------------------------       ------------------------------
5.           RIO TINTO                1.6%        VIAG                     3.2%
-------------------------------------------       ------------------------------
6.           MURATA MANUFACTURING     1.6%        KONINKLIJKE AHOLD        2.9%
             CO.
-------------------------------------------       ------------------------------
7.           DAIWA SECURITIES CO.     1.5%        VEDIOR                   2.8%
-------------------------------------------       ------------------------------
8.           NEC CORP                 1.5%        TELEFONICA NACIONAL      2.6%
                                                  DE ESPANA
-------------------------------------------       ------------------------------
9.           FUJITSU                  1.4%        UNILEVER                 2.6%
-------------------------------------------       ------------------------------
10.          SONY                     1.4%        COMPASS GROUP            2.4%
-------------------------------------------       ------------------------------
11.          NIPPON TELEGRAPH &       1.3%        GETRONICS                2.3%
             TELEPHONE
-------------------------------------------       ------------------------------
12.          SIEMENS                  1.3%        TELECOM ITALIA           2.2%
-------------------------------------------       ------------------------------
13.          RHONE-POULENC            1.3%        GEHE                     2.1%
-------------------------------------------       ------------------------------
14.          MANNESMANN AG            1.3%        SOCIETE LYONNAISE DES    2.0%
                                                  EAUX
-------------------------------------------       ------------------------------
15.          SHELL TRANSPORT &        1.2%        RENTOKIL INITIAL         2.0%
             TRADING
-------------------------------------------       ------------------------------
16.          SAKURA BANK              1.2%        MANNESMANN               1.9%
-------------------------------------------       ------------------------------
17.          STMICROELECTRONICS       1.2%        ELECTRIDADE DE           1.8%
                                                  PORTUGAL
-------------------------------------------       ------------------------------
18.          SUMITOMO TRUST &         1.2%        TELEVISION FRANCAISE     1.7%
             BANKING CO.
-------------------------------------------       ------------------------------
19.          FUJI BANK                1.2%        BAYERISCHE VEREINBANK    1.7%
-------------------------------------------       ------------------------------
20.          TOKYO ELECTRON           1.1%        ALCATEL                  1.6%
-------------------------------------------       ------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER INTERNATIONAL FUND
Portfolio of Investments as of October 31, 1999
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL     MARKET
MONEY MARKET INSTRUMENTS--10.0%                                                             AMOUNT ($)     VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES--2.3%                (b) Repurchase Agreement with Chase Manhattan Bank,
                                         5.063%, 11/01/1999                                  $  15,106    $ 15,106
                                       ---------------------------------------------------------------------------
                                                                                                            15,106
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS--7.7%                      Federal Home Loan Bank Discount Corp.,
                                         5.160%, 01/10/1999                                     50,000      50,000
                                       ---------------------------------------------------------------------------
                                                                                                            50,000

------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--90.0%                                                                          SHARES
------------------------------------------------------------------------------------------------------------------
AUSTRALIA--1.7%                        Broken Hill Proprietary Co., Ltd.
                                           (PETROLEUM, MINERAL AND STEEL EXPLORATION
                                           PRODUCTION)                                         501,700       5,179
                                       WMC Ltd.
                                           (MINERAL EXPLORATION AND PRODUCTION)                889,800       3,814
                                       Woodside Petroleum Ltd.
                                           (MAJOR OIL AND GAS PRODUCER)                        317,300       1,910
                                       ---------------------------------------------------------------------------
                                                                                                            10,903
------------------------------------------------------------------------------------------------------------------
CANADA--0.9%                           Canadian National Railway Co.
                                           (RAILROAD OPERATOR)                                 197,400       5,991
                                       ---------------------------------------------------------------------------
                                                                                                             5,991
------------------------------------------------------------------------------------------------------------------
FINLAND--2.6%                          Nokia OYJ
                                           (MANUFACTURER OF TELECOMMUNICATION NETWORKS AND
                                           EQUIPMENT)                                          108,200      12,413
                                       Sonera Oyj
                                           (TELECOMMUNICATION SERVICES)                        142,700       4,295
                                       ---------------------------------------------------------------------------
                                                                                                            16,708
------------------------------------------------------------------------------------------------------------------
FRANCE--15.8%                          AXA SA
                                           (INSURANCE GROUP PROVIDING INSURANCE, FINANCE
                                           AND REAL ESTATE SERVICES)                            38,846       5,492
                                       Carrefour SA
                                           (HYPERMARKET OPERATOR AND FOOD RETAILER)             29,070       5,394
                                       Christian Dior
                                           (FASHION HOUSE)                                      25,275       4,535
                                    (a)Club Mediterranee SA
                                           (OPERATOR OF VACATION RESORTS)                       10,591       1,063
                                       Elf Aquitaine
                                           (INTERNATIONAL OIL)                                 102,870      15,184
                                       Etablissements Economiques du Casin Guichard-
                                           Perrachon S.A.
                                           (OPERATOR OF SUPERMARKETS AND CONVENIENCE
                                           STORES)                                              65,100       5,058
                                       Eurotunnel S.A., Rights
                                           (DEVELOPER OF CHANNEL TUNNEL)                     4,950,460         157
                                    (a)Eurotunnel SA (Bearer)
                                           (CHANNEL TUNNEL CONSORTIUM)                       4,950,460       6,368
                                       France Telecom SA
                                           (TELECOMMUNICATION SERVICES)                         51,353       4,973
                                       LVMH (Louis Vuitton Moet Hennessy)
                                           (PRODUCER OF WINES, SPIRITS AND LUXURY
                                           PRODUCTS)                                            10,401       3,147
                                       Lafarge SA
                                           (PRODUCER OF CEMENT, CONCRETE AND AGGREGATES)        53,035       5,116

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                              SHARES       VALUE
------------------------------------------------------------------------------------------------------------------
                                       Pinault-Printemps-Redoute SA
                                           (OPERATOR OF DEPARTMENT STORES)                      25,261    $  4,829
                                       Renault SA
                                           (MANUFACTURER OF AUTOMOBILES, BUSES INDUSTRIAL
                                           AND AGRICULTURAL VEHICLE)                            64,709       3,357
                                       Rhodia SA
                                           (DRUG MANUFACTURER AND CHEMICALS SPECIALIST)        265,135       5,129
                                       Rhone-Poulenc SA "A"
                                           (PHARMACEUTICAL COMPANY)                            152,418       8,549
                                       STMicroelectronics
                                           (MANUFACTURER OF SEMICONDUCTOR INTEGRATED
                                           CIRCUITS)                                            86,836       7,645
                                       Schneider S.A.
                                           (MANUFACTURER OF ELECTRONIC COMPONENTS AND
                                           AUTOMATED MANUFACTURING SYSTEMS)                     53,513       3,695
                                       Societe BIC SA
                                           (MANUFACTURER OF OFFICE SUPPLIES)                   104,065       5,102
                                       Societe Television Francaise 1
                                           (TELEVISION BROADCASTING)                             2,021         635
                                       Suez Lyonnaise des Eaux
                                           (WATER AND ELECTRIC UTILITY)                         30,100       4,871
                                       Union des Assurances Federales
                                           (INSURANCE GROUP)                                    24,281       3,133
                                       ---------------------------------------------------------------------------
                                                                                                           103,432
------------------------------------------------------------------------------------------------------------------
GERMANY--10.1%                         Allianz AG
                                           (MULTI-LINE INSURANCE COMPANY)                       16,299       4,975
                                       BASF AG
                                           (INTERNATIONAL CHEMICAL PRODUCER)                   153,627       6,924
                                    (a)Celanese AG
                                           (MANUFACTURER AND DISTRIBUTOR OF INDUSTRIAL
                                           CHEMICALS)                                           15,396         244
                                       Commerzbank AG
                                           (BANK)                                               83,600       3,195
                                       Dresdner Bank AG
                                           (BANK)                                               93,700       4,816
                                    (a)Epcos AG
                                           (PRODUCER OF ELECTRONIC COMPONENTS AND
                                           INTEGRATED CIRCUITS)                                 47,239       1,941
                                       Hoechst AG
                                           (CHEMICAL PRODUCER)                                 153,964       6,793
                                       HypoVereinsbank AG
                                           (BANK)                                               67,380       4,433
                                       Karstadt AG
                                           (OPERATOR OF DEPARTMENT STORES)                      74,500       3,377
                                       Mannesmann AG (Registered)
                                           (MANUFACTURER OF PRODUCTION MACHINE AND
                                           ASSEMBLY SYSTEMS)                                    52,000       8,196
                                       SAP AG (pfd.)
                                           (COMPUTER SOFTWARE MANUFACTURER)                     14,224       6,283
                                       Siemens AG
                                           (ELECTRICAL ENGINEERING AND ELECTRONICS
                                           COMPANY)                                             97,146       8,742
                                       VEBA AG
                                           (ELECTRIC UTILITY, DISTRIBUTOR OF OIL AND
                                           CHEMICALS)                                          113,360       6,144
                                       ---------------------------------------------------------------------------
                                                                                                            66,063

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                              SHARES       VALUE
------------------------------------------------------------------------------------------------------------------

HONG KONG--1.3%                        Cheung Kong Holdings Ltd.
                                           (REAL ESTATE COMPANY)                               349,000    $  3,179
                                       Citic Pacific Ltd.
                                           (DIVERSIFIED HOLDING COMPANY)                     1,047,000       2,716
                                    (a)New World China Land Ltd.
                                           (PROPERTY DEVELOPMENT)                                6,445           3
                                       New World Development Co., Ltd.
                                           (PROPERTY INVESTMENT AND DEVELOPMENT COMPANY)     1,289,000       2,439
                                       ---------------------------------------------------------------------------
                                                                                                             8,337
------------------------------------------------------------------------------------------------------------------
ITALY--3.0%                            Arnoldo Mondadori Editore SpA
                                           (BOOK PUBLISHER)                                    124,500       2,338
                                    (a)Banca Nazionale del Lavoro
                                           (BANK)                                            1,333,500       4,527
                                       Class Editori SpA
                                           (PUBLISHING HOUSE)                                  141,100       1,192
                                    (a)Finmeccanica SpA
                                           (DESIGNER AND DEVELOPER OF COMMERCIAL AND
                                           MILITARY AIRCRAFT, SPACE SYSTEM AND AIR DEFENSE
                                           SYSTEMS)                                            330,800         302
                                       Gruppo Editoriale L'Espresso
                                           (PUBLISHER)                                         140,100       3,050
                                       Mediaset SpA
                                           (BROADCASTING AND TELEVISION NETWORKS)              337,100       3,373
                                       Seat Pagine Gialle SpA
                                           (PUBLISHER OF TELECOMMUNICATIONS DIRECTORIES
                                           AND PROVIDER OF ADVERTISING SERVICES)             5,086,400       4,885
                                       ---------------------------------------------------------------------------
                                                                                                            19,667
------------------------------------------------------------------------------------------------------------------
JAPAN--28.1%                           Advantest Corp.
                                           (PRODUCER OF MEASURING INSTRUMENTS AND
                                           SEMICONDUCTOR TESTING DEVICES)                       26,400       3,979
                                       Asahi Glass Co., Ltd.
                                           (MANUFACTURER OF GLASS PRODUCTS)                    417,000       3,319
                                       Benesse Corp.
                                           (PROVIDER OF EDUCATIONAL SERVICES)                   16,600       3,554
                                       Canon Inc.
                                           (PRODUCER OF VISUAL IMAGE AND INFORMATION
                                           EQUIPMENT)                                          109,000       3,087
                                       Daiwa Securities Co., Ltd.
                                           (PROVIDER OF BROKERAGE AND OTHER FINANCIAL
                                           SERVICES)                                           928,000       9,915
                                       Fanuc Ltd.
                                           (MANUFACTURER OF NUMERICALLY CONTROLLED
                                           EQUIPMENT FOR MACHINE TOOLS)                         26,200       2,037
                                       Fuji Bank, Ltd.
                                           (COMMERCIAL BANK)                                   540,000       7,413
                                       Fujisawa Pharmaceutical Co.
                                           (MANUFACTURER OF MARKETER OF ANTIBIOTICS)            49,000       1,228
                                       Fujitsu Ltd.
                                           (MANUFACTURER OF COMPUTERS)                         310,000       9,344
                                       Fujitsu Support and Service Inc.
                                           (PROVIDER OF INFORMATION SERVICES)                    8,000       2,250
                                       Hitachi, Ltd.
                                           (MANUFACTURER OF GENERAL ELECTRONIC PRODUCTS)       644,000       6,967
                                       Komatsu Ltd.
                                           (MANUFACTURER OF CONSTRUCTION MACHINERY)            181,000       1,053
                                       Matsushita Electric Industrial Co., Ltd.
                                           (MANUFACTURER OF CONSUMER ELECTRONIC PRODUCTS)      275,000       5,795

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                              SHARES       VALUE
------------------------------------------------------------------------------------------------------------------
                                       Murata Manufacturing Co., Ltd.
                                           (MANUFACTURER OF CERAMIC APPLIED ELECTRONIC
                                           COMPUTERS)                                           82,000    $ 10,548
                                       NEC Corp.
                                           (MANUFACTURER OF TELECOMMUNICATION AND COMPUTER
                                           EQUIPMENT)                                          489,000       9,905
                                       NSK Ltd.
                                           (MANUFACTURER OF BEARINGS AND MOTOR VEHICLE
                                           MACHINE PARTS)                                      377,000       3,022
                                       NTT Mobile Communications Network, Inc.
                                           (PROVIDER OF VARIOUS TELECOMMUNICATION SERVICES
                                           AND EQUIPMENT)                                          615      16,354
                                       Nikko Securities Co., Ltd.
                                           (SECURITIES BROKER AND DEALER)                      657,000       6,181
                                       Nippon Telegraph & Telephone Corp.
                                           (PROVIDER OF TELECOMMUNICATION SERVICES)                570       8,755
                                       Nissan Motor Co., Ltd.
                                           (MANUFACTURER OF MOTOR VEHICLES)                    473,000       2,838
                                       Nomura Securities Co., Ltd.
                                           (FINANCIAL ADVISOR, SECURITIES BROKER AND
                                           UNDERWRITER)                                        387,000       6,394
                                       SMC Corp.
                                           (MANUFACTURER OF DIRECTIONAL CONTROL DEVICES)        11,100       1,874
                                       Sakura Bank, Ltd.
                                           (BANK)                                              897,000       7,715
                                       Sanwa Bank, Ltd.
                                           (BANK)                                              269,000       4,005
                                       Shin-Etsu Chemical Co., Ltd.
                                           (PRODUCER AND DISTRIBUTOR OF SYNTHETIC RESINS
                                           AND CHEMICALS)                                      101,000       4,169
                                       Sony Corp.
                                           (MANUFACTURER OF CONSUMER ELECTRONIC PRODUCTS)       58,000       9,053
                                       Sumitomo Trust & Banking Co., Ltd.
                                           (COMMERCIAL BANK)                                   736,000       7,532
                                       TDK Corp.
                                           (MANUFACTURER OF MAGNETIC TAPES AND FLOPPY
                                           DISCS)                                               32,600       3,195
                                       THK Co., Ltd.
                                           (MANUFACTURER OF LINEAR MOTION SYSTEMS FOR
                                           INDUSTRIAL MACHINERY)                                57,900       1,895
                                       Teijin Ltd.
                                           (MANUFACTURER OF POLYESTER PRODUCTS                 467,000       2,385
                                       Tokyo Electron Ltd.
                                           (MANUFACTURER OF SEMICONDUCTOR PRODUCTION
                                           EQUIPMENT)                                           89,000       7,399
                                       Toray Industries, Inc.
                                           (MANUFACTURER OF SYNTHETIC FIBERS, LEATHER AND
                                           POLYESTER FIL)                                       52,000         287
                                       Toshiba Corp.
                                           (MANUFACTURER OF ELECTRIC MACHINERY)                834,000       5,252
                                       Yamanouchi Pharmaceutical Co., Ltd.
                                           (PHARMACEUTICAL COMPANY)                             90,000       4,086
                                       ---------------------------------------------------------------------------
                                                                                                           182,785
------------------------------------------------------------------------------------------------------------------
KOREA--0.8%                            Dacom Corp.
                                           (PROVIDER OF DOMESTIC, LONG-DISTANCE SERVICES,
                                           AND INTERNET SERVICES IN KOREA)                       2,350         288
                                       Samsung Electronics Co., Ltd.
                                           (ELECTRONICS MANUFACTURER)                           30,510       5,087
                                       ---------------------------------------------------------------------------
                                                                                                             5,375

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                              SHARES       VALUE
------------------------------------------------------------------------------------------------------------------
NETHERLANDS--4.9%                      AEGON Insurance Group NV
                                           (INSURANCE COMPANY)                                  40,400    $  3,738
                                       Akzo Nobel NV
                                           (PRODUCER AND MARKETER OF HEALTHCARE PRODUCTS,
                                           COATINGS, CHEMICALS AND FIBERS)                      88,570       3,823
                                    (a)Equant NV
                                           (PROVIDER OF INTERNATIONAL DATA NETWORK
                                           SERVICES)                                            54,397       5,305
                                       Fortis (NL) NVBank                                       84,600       2,919
                                       Gucci Group NV (New York Shares) (Registered)
                                           (DESIGNER AND PRODUCER OF PERSONAL LUXURY
                                           ACCESSORIES AND APPAREL)                             81,800       6,605
                                       Heineken Holding NV "A"
                                           (PRODUCER AND DISTRIBUTOR OF BEERS, SPIRITS,
                                           WINES AND SOFT DRINKS)                               18,980         690
                                       Laurus NV
                                           (INTERNATIONAL FOOD RETAILER)                       124,520       2,777
                                    (a)United Pan-Europe Communications N.V
                                           (TELECOMMUNICATION SERVICES)                         35,570       2,741
                                       VNU NV
                                           (INTERNATIONAL PUBLISHING COMPANY)                  106,820       3,621
                                       ---------------------------------------------------------------------------
                                                                                                            32,219
------------------------------------------------------------------------------------------------------------------
SINGAPORE--0.5%                        DBS Group Holdings Ltd.
                                           (PROVIDER OF BANKING AND OTHER FINANCING
                                           SERVICES)                                           161,657       1,829
                                       Oversea-Chinese Banking Corp., Ltd.
                                           (BANK)                                              185,850       1,397
                                       ---------------------------------------------------------------------------
                                                                                                             3,226
------------------------------------------------------------------------------------------------------------------
SPAIN--0.7%                         (a)Telefonica Publicidad e Informacion S.A.
                                           (PUBLISHER OF TELEPHONE DIRECTORIES)                 16,346         357
                                       Telefonica SA
                                           (PROVIDER OF TELECOMMUNICATION SERVICES)            258,535       4,263
                                       ---------------------------------------------------------------------------
                                                                                                             4,620
------------------------------------------------------------------------------------------------------------------
SWITZERLAND--2.1%                      Clariant AG (Registered)
                                           (MANUFACTURER OF DYE CHEMICALS)                       4,208       1,843
                                       Nestle SA (Registered)
                                           (FOOD MANUFACTURER)                                   2,894       5,588
                                       Novartis AG (Registered)
                                           (PHARMACEUTICAL COMPANY)                              2,050       3,070
                                       Roche Holdings AG (PC)
                                           (PRODUCER OF DRUGS AND MEDICINES)                       269       3,232
                                       ---------------------------------------------------------------------------
                                                                                                            13,733
------------------------------------------------------------------------------------------------------------------
TAIWAN--0.8%                        (a)Taiwan Semiconductor Manufacturing Co.
                                           (MANUFACTURER OF INTEGRATED CIRCUITS)               155,718       5,392
                                       ---------------------------------------------------------------------------
                                                                                                             5,392
------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--16.7%                  BOC Group plc
                                           (PRODUCER OF INDUSTRIAL GASES)                      221,822       4,780
                                       BP Amoco plc
                                           (EXPLORER AND PRODUCER OF OIL AND NATURAL GAS)      695,742       6,763
                                    (a)Billiton PLC
                                           (RESOURCE GROUP THAT EXPLORES, PRODUCES AND
                                           MARKETS ALUMINUM AND OTHER METAL PRODUCTS)          648,317       2,826

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                              SHARES       VALUE
------------------------------------------------------------------------------------------------------------------
                                       Carlton Communications PLC
                                           (TELEVISION POST PRODUCTION PRODUCT AND
                                           SERVICES)                                           152,905    $  1,107
                                       General Electric Co., plc
                                           (MANUFACTURER OF POWER, COMMUNICATIONS AND
                                           DEFENSE EQUIPMENT)                                  566,403       6,172
                                       Glaxo Wellcome PLC
                                           (PHARMACEUTICAL COMPANY)                            151,957       4,489
                                       J Sainsbury plc
                                           (RETAIL DISTRIBUTOR OF FOOD THROUGH
                                           SUPERMARKETS)                                       895,000       5,381
                                       Marks & Spencer, plc
                                           (RETAILER OF CONSUMER GOODS AND FOODS)            1,000,000       4,622
                                   (a) Orange plc
                                           (OPERATOR OF DIGITAL MOBILE TELEPHONE NETWORK)      523,600      13,022
                                       Prudential Corp. PLC
                                           (PROVIDER OF BROAD RANGE OF FINANCIAL SERVICES)     466,385       7,318
                                       Reed International PLC
                                           (PUBLISHER OF SCIENTIFIC, PROFESSIONAL AND
                                           BUSINESS TO BUSINESS MATERIALS)                     921,850       5,413
                                       Rentokil Initial PLC
                                           (ENVIRONMENTAL SERVICES COMPANY)                  1,061,406       3,557
                                       Reuters Group plc
                                           (INTERNATIONAL NEWS AND INFORMATION AGENCY)         694,448       6,396
                                       Rio Tinto PLC (Registered)
                                           (MINING COMPANY)                                    621,387      10,619
                                       Royal & Sun Alliance Insurance Group plc
                                           (INSURANCE COMPANY)                                 476,142       3,242
                                       Shell Transport & Trading plc
                                           (PETROLEUM COMPANY)                               1,040,512       7,975
                                       SmithKline Beecham PLC
                                           (MANUFACTURER OF ETHICAL DRUGS AND HEALTHCARE
                                           PRODUCTS)                                           312,790       4,039
                                       Standard Chartered PLC
                                           (INTERNATIONAL BANKING GROUP OPERATING
                                           GLOBALLY)                                           368,463       5,163
                                       Vodafone Group PLC
                                           (PROVIDER OF TELECOMMUNICATION SERVICES)          1,317,100       6,141
                                       ---------------------------------------------------------------------------
                                                                                                           109,025
                                       ---------------------------------------------------------------------------
                                       TOTAL COMMON STOCK
                                       (Cost $496,795)                                                     587,476
                                       ---------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100%
                                       (Cost $561,901)                                                    $652,582
                                       ---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

At October 31, 1999, the fund's portfolio of investments had the following industry diversification (dollars in thousands):

                                                               VALUE             %
-----------------------------------------------------------------------------------------
Financial                                                     $113,670          17.4
-----------------------------------------------------------------------------------------
Manufacturing                                                  101,645          15.6
-----------------------------------------------------------------------------------------
Technology                                                      85,514          13.1
-----------------------------------------------------------------------------------------
Communication                                                   73,602          11.3
-----------------------------------------------------------------------------------------
Consumer Staples                                                37,541           5.8
-----------------------------------------------------------------------------------------
Energy                                                          31,832           4.9
-----------------------------------------------------------------------------------------
Service Industry                                                29,676           4.6
-----------------------------------------------------------------------------------------
Consumer Discretionary                                          24,579           3.8
-----------------------------------------------------------------------------------------
Metals & Minerals                                               22,438           3.4
-----------------------------------------------------------------------------------------
Health                                                          20,144           3.1
-----------------------------------------------------------------------------------------
Media                                                           11,694           1.7
-----------------------------------------------------------------------------------------
Constructions                                                   11,640           1.7
-----------------------------------------------------------------------------------------
Utilities                                                       11,014           1.7
-----------------------------------------------------------------------------------------
Durables                                                         6,496           1.0
-----------------------------------------------------------------------------------------
Transportation                                                   5,991           0.9
-----------------------------------------------------------------------------------------
TOTAL COMMON STOCK                                             587,476          90.0
-----------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS                                        65,106          10.0
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                             $652,582         100.0
-----------------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. The collateral is monitored daily by the fund so that its market value is at least equal to the minimum carrying value of the repurchase agreement.

Based on the cost of investments of $561,901,000 for federal income tax purposes at October 31, 1999, the gross unrealized appreciation was $113,103,000, the gross unrealized depreciation was $22,422,000 and the net unrealized appreciation on investments was $90,681,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
October 31, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investment securities, at value, (cost $561,901)                $652,582
------------------------------------------------------------------------
Receivable for investments sold                                    2,290
------------------------------------------------------------------------
Dividends and interest                                               929
------------------------------------------------------------------------
Receivable for Fund shares sold                                   14,660
------------------------------------------------------------------------
Foreign taxes recoverable                                            537
------------------------------------------------------------------------
Reimbursement from Adviser                                         5,185
------------------------------------------------------------------------
    TOTAL ASSETS                                                 676,183
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES
------------------------------------------------------------------------

Payable for investments purchased                                  8,676
------------------------------------------------------------------------
Due to custodian bank                                                249
------------------------------------------------------------------------
Payable for Fund shares redeemed                                   7,691
------------------------------------------------------------------------
Accrued management fee                                               368
------------------------------------------------------------------------
Other accrued expenses                                               988
------------------------------------------------------------------------
    Total liabilities                                             17,972
------------------------------------------------------------------------
NET ASSETS                                                      $658,211
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Undistributed net investment income (loss)                      $      5
------------------------------------------------------------------------
Paid-in capital                                                  521,770
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
securities and foreign currency transactions                      95,862
------------------------------------------------------------------------
Accumulated net realized gain (loss)                              40,574
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $658,211
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET ASSETS VALUE
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($464,213 / 36,136 shares outstanding)                          $12.85
------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)            $13.63
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($138,518 / 11,084 shares outstanding)                          $12.50
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($40,895 / 3,270 shares outstanding)                            $12.51
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price
  ($14,585 / 1,122 shares outstanding)                            $13.01
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year Ended October 31, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $703)               $  7,088
------------------------------------------------------------------------
Interest                                                           1,579
------------------------------------------------------------------------
                                                                   8,667
------------------------------------------------------------------------
Expenses:
  Management fee                                                   4,348
------------------------------------------------------------------------
  Services to shareholders                                         2,277
------------------------------------------------------------------------
  Custodian fees                                                     553
------------------------------------------------------------------------
  Trustees' fees                                                      30
------------------------------------------------------------------------
  Reports to shareholders                                            400
------------------------------------------------------------------------
  Auditing                                                           110
------------------------------------------------------------------------
  Legal                                                               40
------------------------------------------------------------------------
  Registration fees                                                  108
------------------------------------------------------------------------
  Interest expense                                                    87
------------------------------------------------------------------------
  Distribution fees                                                1,224
------------------------------------------------------------------------
  Administrative services fees                                     1,374
------------------------------------------------------------------------
  Other                                                               99
------------------------------------------------------------------------
  Total expenses before reductions                                10,650
------------------------------------------------------------------------
  Expense reductions                                                 (42)
------------------------------------------------------------------------
    Expenses, net                                                 10,608
------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      (1,941)
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS)
------------------------------------------------------------------------

Net realized gain (loss) from investment securities and
  foreign currency related transactions                           77,530
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on investment securities and foreign currency related
  transactions                                                    66,100
------------------------------------------------------------------------
Net gain on investment and foreign currency related
transactions                                                     143,630
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $141,689
------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  YEAR ENDED                  YEAR ENDED
                                                               OCTOBER 31, 1999            OCTOBER 31, 1998
-----------------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------
  Net investment income (loss)                                     $ (1,941)                       462
-----------------------------------------------------------------------------------------------------------
  Net realized gain                                                  77,530                     88,163
-----------------------------------------------------------------------------------------------------------
  Change in unrealized appreciation (depreciation)                   66,100                    (74,800)
-----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                141,689                     13,825
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                                              0                     (2,673)
-----------------------------------------------------------------------------------------------------------
  From net realized gains                                           (88,457)                   (26,096)
-----------------------------------------------------------------------------------------------------------
Total dividends to shareholders                                     (88,457)                   (27,769)
-----------------------------------------------------------------------------------------------------------
Net increase from capital share transactions                            295                     30,559
-----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                               53,527                     16,615
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------------------

Net assets at beginning of year                                     604,684                    588,069
-----------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF YEAR (including undistributed net
investment income of $5 for the year ended October 31,
1999)                                                              $658,211                    604,684
-----------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper International Fund ("the Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charge and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at value
                             determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq
                             Stock Market (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

NOTES TO FINANCIAL STATEMENTS

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the fund. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment, income, if any, are made annually which are recorded on the ex-dividend date. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $4,348,000 for the year ended October 31, 1999. Scudder Investments
                             (U.K.) Ltd, an affiliate of Scudder Kemper serves as sub-advisor for the fund and is paid by Scudder
                             Kemper for its services. Scudder Kemper pays a monthly sub-advisory fee of 1/12 of the annual rate of .35% of the Fund's net assets. For the year ended October 31, 1999, Scudder Kemper paid
                             $2,063,000 in sub-advisory fees to Scudder

NOTES TO FINANCIAL STATEMENTS

                             Investments (U.K.) Ltd. In addition, during the year ended October 31, 1999, the Fund has a receivable of $5,185,000 from the Adviser to reimburse the Fund for losses incurred in connection with certain portfolio transactions.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A for year ended October 31, 1999 are $71,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended October 31, 1999 are $1,656,000 of which $213,000 is unpaid.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the fund to KDI for the year ended October 31, 1999 are $1,374,000, of which $216,000 is unpaid. $2,000 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $1,795,000 of which $196,000 is unpaid for the year ended October 31, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the year ended October 31, 1999, the fund made no payments to its officers and incurred trustees' fees of $30,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $792,655

                             Proceeds from sales                         896,749

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                   YEAR ENDED OCTOBER 31, 1999
                                                           1999                                   1998
                                                 -------------------------------   ------------------------------
                                                 SHARES               AMOUNT       SHARES               AMOUNT
                             ------------------------------------------------------------------------------------
                             SHARES SOLD
                             Class A             204,101           $ 2,385,886      99,055           $ 1,307,871
                             ------------------------------------------------------------------------------------
                             Class B               4,540                52,195       6,108                79,630
                             ------------------------------------------------------------------------------------
                             Class C              26,283               302,284       6,453                83,701
                             ------------------------------------------------------------------------------------
                             Class I                 476                 5,899         837                11,244
                             ------------------------------------------------------------------------------------
                             SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                             Class A               5,044                55,843       1,539                18,354
                             -----------------------------------------------------------------------------------
                             Class B               1,808                19,579         504                 5,970
                             -----------------------------------------------------------------------------------
                             Class C                 309                 3,350          57                   669
                             -----------------------------------------------------------------------------------
                             Class I                 204                 2,276          81                   964
                             -----------------------------------------------------------------------------------
                             SHARES REDEEMED
                             Class A            (208,883)           (2,452,808)    (98,869)           (1,319,184)
                             -----------------------------------------------------------------------------------
                             Class B              (5,963)              (67,875)     (5,480)              (71,221)
                             -----------------------------------------------------------------------------------
                             Class C             (25,534)            (294,934)      (5,630)              (73,743)
                             -----------------------------------------------------------------------------------
                             Class I                (931)             (11,400)      (1,023)              (13,696)
                             -----------------------------------------------------------------------------------
                             CONVERSION OF SHARES
                             Class A                 810             9,453             1,040              13,781
                             -----------------------------------------------------------------------------------
                             Class B                (830)           (9,453)           (1,053)            (13,781)
                             -----------------------------------------------------------------------------------
                             NET INCREASE FROM
                             CAPITAL SHARE TRANSACTIONS           $       295                        $    30,559
                             -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $42,000 under these arrangements.

--------------------------------------------------------------------------------

7   LINE OF CREDIT           The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33% percent of its net assets under the agreement.

--------------------------------------------------------------------------------

8   BORROWINGS               The weighted average outstanding daily balance of
                             all loans (based on the number of days the loans were outstanding) was approximately $14,932,000, with an average interest rate of 5.61%. Interest for the year ended October 31, 1999 is $87,000. The maximum borrowings outstanding during the year ended October 31, 1999 is $22,650,000.

FINANCIAL HIGHLIGHTS

                                           -----------------------------------------
                                                           CLASS A
                                           -----------------------------------------
                                                   YEAR ENDED OCTOBER 31,
                                            1999      1998     1997    1996    1995
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------
Net asset value, beginning of year         $12.10     12.68    11.96   10.59   11.13
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (.01)      .04       --     .04     .07
------------------------------------------------------------------------------------
  Net realized and unrealized gain           2.57       .01     1.52    1.50     .05
------------------------------------------------------------------------------------
Total from investment operations             2.56       .05     1.52    1.54     .12
------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income      --       .08      .12     .12      --
------------------------------------------------------------------------------------
  Distribution from net realized gain        1.81       .55      .68     .05     .66
------------------------------------------------------------------------------------
Total dividends                              1.81       .63      .80     .17     .66
------------------------------------------------------------------------------------
Net asset value, end of year               $12.85     12.10    12.68   11.96   10.59
------------------------------------------------------------------------------------
TOTAL RETURN                                23.47%(A)   .45    13.49   14.70    1.69
------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------
Expenses, before expense reductions          1.59      1.64     1.57    1.64    1.57
------------------------------------------------------------------------------------
Expenses, net                                1.59%     1.64     1.57    1.64    1.57
------------------------------------------------------------------------------------
Net investment income (loss)                 (.12)%     .36      .16     .34     .83
------------------------------------------------------------------------------------

                                           -----------------------------------------
                                                           CLASS B
                                           -----------------------------------------
                                                   YEAR ENDED OCTOBER 31,
                                            1999      1998    1997    1996    1995
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------
Net asset value, beginning of year         $11.90     12.50   11.81   10.46   11.09
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (.11)     (.08)   (.12)   (.06)   (.02)
------------------------------------------------------------------------------------
  Net realized and unrealized gain           2.52       .03    1.51    1.47     .05
------------------------------------------------------------------------------------
Total from investment operations             2.41      (.05)   1.39    1.41     .03
------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income      --        --     .02     .01      --
------------------------------------------------------------------------------------
  Distribution from net realized gain        1.81       .55     .68     .05     .66
------------------------------------------------------------------------------------
Total dividends                              1.81       .55     .70     .06     .66
------------------------------------------------------------------------------------
Net asset value, end of period             $12.50     11.90   12.50   11.81   10.46
------------------------------------------------------------------------------------
TOTAL RETURN                                22.50%(A)  (.37)  12.32   13.59     .84
------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------
Expenses, before expense reductions          2.44      2.62    2.57    2.53    2.50
------------------------------------------------------------------------------------
Expenses, net                                2.43%     2.62    2.57    2.53    2.50
------------------------------------------------------------------------------------
Net investment income (loss)                 (.96)%    (.62)   (.84)   (.55)   (.10)
------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           --------------------------------------
                                                          CLASS C
                                           --------------------------------------
                                                   YEAR ENDED OCTOBER 31,
                                            1999    1998    1997    1996    1995
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------
Net asset value, beginning of period       $11.91   12.51   11.81   10.46   11.09
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (.10)   (.08)   (.09)   (.06)   (.02)
---------------------------------------------------------------------------------
  Net realized and unrealized gain           2.51     .03    1.49    1.47     .05
---------------------------------------------------------------------------------
Total from investment operations             2.41    (.05)   1.40    1.41     .03
---------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income      --      --     .02     .01      --
---------------------------------------------------------------------------------
  Distribution from net realized gain        1.81     .55     .68     .05     .66
---------------------------------------------------------------------------------
Total dividends                              1.81     .55     .70     .06     .66
---------------------------------------------------------------------------------
Net asset value, end of period             $12.51   11.91   12.51   11.81   10.46
---------------------------------------------------------------------------------
TOTAL RETURN                                22.49%(A)  (.37) 12.45  13.59     .84
---------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------
Expense, before expense reductions           2.33%   2.55    2.49    2.50    2.50
---------------------------------------------------------------------------------
Expenses, net                                2.32%   2.55    2.49    2.50    2.50
---------------------------------------------------------------------------------
Net investment income (loss)                 (.85)%  (.55)   (.76)   (.52)   (.10)
---------------------------------------------------------------------------------

                                                      CLASS I
                                           --------------------------------------
                                               YEAR ENDED OCTOBER 31,
                                            1999    1998    1997    1996
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------
Net asset value, beginning of period       $12.16      12.72   11.99   10.61
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                .05        .11     .07     .10
---------------------------------------------------------------------------------
  Net realized and unrealized gain           2.61        .03    1.53    1.48
---------------------------------------------------------------------------------
Total from investment operations             2.66        .14    1.60    1.58
---------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income      --        .15     .19     .15
---------------------------------------------------------------------------------
  Distribution from net realized gain        1.81        .55     .68     .05
---------------------------------------------------------------------------------
Total dividends                              1.81        .70     .87     .20
---------------------------------------------------------------------------------
Net asset value, end of period             $13.01      12.16   12.72   11.99
---------------------------------------------------------------------------------
TOTAL RETURN                                24.25%(A)   1.18   14.19   15.19
 RATIOS TO AVERAGE NET ASSETS
Expenses, before expense reductions          1.03%      1.00    1.04    1.10
---------------------------------------------------------------------------------
Expenses, net                                1.02%      1.00    1.04    1.10
---------------------------------------------------------------------------------
Net investment income (loss)                  .45%      1.00     .69     .88
---------------------------------------------------------------------------------


                                                          YEAR ENDED OCTOBER 31,
-----------------------------------------------------------------------------------------------
                                             1999      1998      1997      1996      1995
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)   $658,211   604,684   588,069   472,243   364,708
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                         140%      105        76       104       114
-----------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Per share data were determined based on average shares outstanding for the years ended 1995, 1996 and 1998, respectively.

(a) If the Adviser had not reimbursed the Fund (Note 3), the total return for the year ended October 31, 1999 would have been lower.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER INTERNATIONAL FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper International Fund as of October 31, 1999, and the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper International Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995 in conformity with generally accepted accounting principles.

                                                              ERNST & YOUNG LOGO


                                          Chicago, Illinois
                                          December 15, 1999

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
TAX INFORMATION

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TAX INFORMATION
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The fund paid a distribution of $1.81 per share from net long-term capital gains during the year ended October 31, 1999, of which 100% represent 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the fund designates $58,000,000 as capital gain dividends for the year ended October 31, 1999, of which 100% represent 20% rate gains.

The fund paid foreign taxes of $955,697 and earned $955,697 of foreign source income during the year ended October 31, 1998. Pursuant to Section 853 of the Internal Revenue Code, the fund designates $.02 per share as foreign taxes paid and $.02 per share as income earned from foreign sources for the year ended October 31, 1999.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1043.



26
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NOTES


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TRUSTEES & OFFICERS



TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY        MAUREEN E. KANE
Trustee                           President             Assistant Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA     CAROLINE PEARSON
Trustee                           Vice President and    Assistant Secretary
                                  Secretary
DONALD L. DUNAWAY                                       BRENDA LYONS
Trustee                           JOHN R. HEBBLE        Assistant Treasurer
                                  Treasurer
ROBERT B. HOFFMAN
Trustee                           ANN M. MCCREARY
                                  Vice President
DONALD R. JONES
Trustee                           KATHRYN L. QUIRK
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        LINDA J. WONDRACK
                                  Vice President
SHIRLEY D. PETERSON
Trustee

CORNELIA SMALL
Trustee and Vice President

WILLIAM P. SOMMERS
Trustee


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LEGAL COUNSEL                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                    222 North LaSalle Street
                                    Chicago, IL 60601
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SHAREHOLDER                         KEMPER SERVICE COMPANY
SERVICE AGENT                       P.O. Box 219557
                                    Kansas City, MO 64121
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CUSTODIAN                           THE CHASE MANHATTAN BANK
                                    Chase Metro Center
                                    Brooklyn, NY 11245
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TRANSFER AGENT                      INVESTORS FIDUCIARY TRUST COMPANY
                                    801 Pennsylvania Avenue
                                    Kansas City, MO 64105
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INDEPENDENT AUDITORS                ERNST & YOUNG LLP
                                    233 South Wacker Drive
                                    Chicago, IL 60606
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PRINCIPAL UNDERWRITER               KEMPER DISTRIBUTORS, INC.
                                    222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[KEMPER FUNDS LOGO]

Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Global and International Funds prospectus.
KIF -2(12/23/99) 1096620